UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 24, 2014

SB FINANCIAL GROUP, INC.

(Exact name of registrant as specified in its charter)

Ohio	0-13507	34-1395608
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

401 Clinton Street, Defiance, Ohio 43512

(Address of principal executive offices) (Zip Code)

(419) 783-8950

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

On September 24, 2014, SB Financial Group, Inc. (the “Company”) issued a press release announcing the Company’s filing with the Securities and Exchange Commission of a Registration Statement on Form S-1 on September 22, 2014. A copy of the press release is furnished with this Current Report on Form 8-K, pursuant to this Item 7.01, as Exhibit 99.1, and is incorporated herein by reference.

No part of this Current Report on Form 8-K shall be deemed incorporated by reference into any registration statement filed by the Company under the Securities Act of 1933.

Item 9.01. Financial Statements and Exhibits.

(a)	Not Applicable

(b)	Not Applicable

(c)	Not Applicable

(d)	Exhibits

Exhibit No.	Description
99.1	Press Release issued by SB Financial Group, Inc. on September 24, 2014

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SB FINANCIAL GROUP, INC.

Dated: September 24, 2014	By:	/s/ Anthony V. Cosentino
Anthony V. Cosentino
Chief Financial Officer

INDEX TO EXHIBITS

Current Report on Form 8-K

Dated September 24, 2014

SB Financial Group, Inc.

Exhibit No.	Description
99.1	Press Release issued by SB Financial Group, Inc. on September 24, 2014